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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  April 3, 2001
                       (Date of earliest event reported)


                           INTERACTIVE OBJECTS, INC.
              (Exact Name of Registrant as Specified in Charter)


         Washington                    000-25373                  87-0434226
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                                   Suite 150
                            12600 S.E. 38th Street
                          Bellevue, Washington 98006
         (Address of Principal Executive Offices, including Zip Code)

                                (425) 653-5505
             (Registrant's telephone number, including area code)


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Item 5.  Other Events

     The Articles of Incorporation of Interactive Objects, Inc. were amended April 3, 2001, by inserting Article 2A therein. Article 2A sets forth the designation of the Series A Preferred Stock of Interactive Objects, Inc. The Articles of Incorporation of Interactive Objects, Inc., as amended, are filed as
Exhibit 3.1 to this Current Report on Form 8-K, and are incorporated by reference herein.

     The press release dated April 11, 2001, filed as Exhibit 99 to this Current Report on Form 8-K, is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits:

          3.1  Articles of Incorporation, as amended.

          99.  Press release dated April 11, 2001


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  April 24, 2001.

                                         INTERACTIVE OBJECTS, INC.



                                      By /s/ Richard Barber
                                         ---------------------------------------
                                         Richard Barber, Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit
Number              Exhibit

3.1                 Articles of Incorporation, as amended.

99                  Press release dated April 11, 2001